Exhibit 99.2

Select-TV Solutions (USA), Inc.

Unaudited Consolidated Financial Statements

For the three months ended July 31, 2014 and 2013

Select-TV Solutions (USA), Inc.

Unaudited Consolidated Financial Statements

For the three months ended July 31, 2014 and 2013

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2451 N. McMullen Booth Road Suite.308 Clearwater, FL 33759 Toll fee: 855.334.0934 Fax: 800.581.1908

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Select-TV Solutions (USA), INC.

We have reviewed the accompanying balance sheets of Select-TV Solutions (USA), INC. as of July 31, 2014, and the related statements of operations and retained earnings, and cash flows for the three months ended July 31, 2014 and 2013. These financial statements are the responsibility of the company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the accompanying financial statements, the Company has significant net losses and cash flow deficiencies. Those conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding those matters are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ DKM Certified Public Accountants

DKM Certified Public Accountants

Clearwater, Florida

December 12, 2014

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Select-TV Solutions (USA), Inc.

Consolidated Balance Sheets

	July 31,	April 30,
	2014	2014
	(unaudited)

ASSETS

Current assets:
Cash	$912	$342
Accounts receivable	2,272	2,864
Other receivables	57,755	56,293
Advances to shareholders	–	–
Prepaid expenses	100,000	–
Inventory	265,145	161,450
Total current assets	426,084	220,949

Equipment, net	25,537	27,711

Licenses, net	83,283	96,433

Total assets	$534,904	$345,093

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Accounts payable	$133,780	$173,486
Accrued liabilities	11,442	11,183
Loan payable - third parties	136,335	136,335
Total current liabilities	281,557	321,004

Other liabilities:
Due to Select-TV Solutions, Inc.	717,400	346,050

Total liabilities	998,957	667,054

Stockholders' deficit:
Common stock, $.001 par value, unlimited shares authorized,39,742,754 shares issued and outstanding at July 31, 2014 and April 30, 2014, respectively	39,743	39,743
Additional paid-in capital	2,221,970	2,221,970
Accumulated other comprehensive gain	1,734	5,600
Accumulated deficit	(2,727,500)	(2,589,274)
Total stockholders' deficit	(464,053)	(321,961)

Total liabilities and stockholders' deficit	$534,904	$345,093

See accompanying notes to consolidated financial statements.

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Select-TV Solutions (USA), Inc.

Consolidated Statements of Operations

(unaudited)

	For the Three Months Ended July 31,
	2014	2013
Revenue	$–	$1,875

Operating expenses:
Advertising and promotions	24,502	1,802
Professional fees	47,228	3,877
Travel and entertainment	47,270	–
Office expenses	3,115	231
General	104	260
Depreciation and amortization	16,007	16,169
Total operating expenses	138,226	22,339

Loss from operations	(138,226)	(20,464)

Other income (expense):
Exchange loss	–	(1,026)
Interest expense	–	(900)
Total other income (expense)	–	(1,926)

Loss before income taxes	(138,226)	(22,390)
Provision for income taxes	–	–
Net loss	$(138,226)	$(22,390)

Net loss per share - basic and diluted	$(0.00)	$(0.00)

Weighted average number of shares outstanding - Basic and Diluted	39,742,754	30,936,454

Net loss	$(138,226)	$(22,390)

Foreign currency translation gain (loss)	(3,866)	3,758

Total comprehensive loss	$(142,092)	$(18,632)

See accompanying notes to consolidated financial statements.

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Select-TV Solutions (USA), Inc.

Consolidated Statements of Cash Flows

(unaudited)

	For the Three Months Ended July 31,
	2014	2013
Cash flows from operating activities:
Net loss	$(138,226)	$(22,390)
Adjustments to reconcile net loss to net cash provided by (used in) operations:
Depreciation and amortization	16,007	16,169
Expenditures paid by Select-TV Solutions, Inc.	371,350	–
Changes in operating assets and liabilities:
Accounts receivable	592	(2,101)
Other receivables	(1,462)	(572)
Prepaid expenses	(100,000)	67
Inventory	(103,695)	827
Accounts payable	(39,706)	3,121
Accrued liabilities	259	1,073
Net cash provided by (used in) operating activities	5,119	(3,806)

Cash flows from investing activities:
Advances to shareholders, net	–	897
Net cash provided by investing activities	–	897

Cash flows from financing activities:
Proceeds from issuance of loans payable	–	10,500
Net cash provided by financing activities	–	10,500

Effect of exchange rates on cash	(4,549)	2,343

Net increase in cash	570	9,934
Cash and cash equivalents at beginning of period	342	26
Cash and cash equivalents at end of period	$912	$9,960

Supplemental disclosure of cash flow information:
Cash paid for interest	$–	$–
Cash paid for taxes	$–	$–

See accompanying notes to consolidated financial statements.

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Select-TV Solutions (USA), Inc.

Notes to Consolidated Financial Statements

July 31, 2014

Note 1 – Nature of Business, Presentation and Going Concern

Organization

Select-TV Solutions (USA), Inc. (the "Company", “STVU”) was incorporated in Florida on July 15, 2010 under the name of Oriana Technologies, Inc. On June 20, 2014, the Company changed its name to Select-TV Solutions (USA), Inc. The Company provides multimedia solutions for the hospitality industry in North America under a license agreement. The technology for which the Company has the license to deliver interactive entertainment systems to the end-user is comprised of hardware and software technology.

On February 7, 2011, the Company organized Oriana Technologies Canada Inc. (“OTC”), a Canadian corporation, as a wholly-owned subsidiary. OTC is the operational company providing the entertainment services and content to the end-users.

On November 18, 2012, the Company organized Select-TV (Canada), Inc. (“STVC”), a Canadian corporation, as a wholly-owned subsidiary. To date, there have been no operations in STVC.

On July 18, 2014, the Company entered into a Merger Agreement with Select-TV Solutions, Inc. (“STV”), a Nevada corporation. Pursuant to the terms of the Agreement, STV shall issue 1.25 shares for each share of STVU, or 49,678,443, and an additional 6,000,000 shares pursuant to a Convertible Promissory Note, maturing December 31, 2014, for a principal amount of CAD 150,000 issued by STVU, for a total of 55,678,443 shares. As a result of the merger, the Company will merge into the operations of STV. The Closing of the transaction was effective on the close of business July 31, 2014.

Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) for interim financial statement presentation. Accordingly, they do not include all of the information and footnotes required in annual financial statements. In the opinion of management, the unaudited consolidated financial statements contain all adjustments (consisting only of normal recurring accruals) necessary to present fairly the financial position and results of operations and cash flows for the interim periods reported. The results of operations presented are not necessarily indicative of the results to be expected for any other interim period or for the entire year.

Going Concern

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  The Company has incurred net losses of $301,891 and $22,390 for the three months ended July 31, 2014 and 2013, respectively, and has incurred cumulative losses since inception of $2,891,165.   These conditions raise substantial doubt about the ability of the Company to continue as a going concern.

The ability of the Company to continue as a going concern is dependent upon its abilities to generate revenues, to continue to raise investment capital, and develop and implement its business plan.  No assurance can be given that the Company will be successful in these efforts.

The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.  Management believes that actions presently being taken to obtain additional funding and implement its strategic plans provide the opportunity for the Company to continue as a going concern.  No assurance can be given that the Company will be successful in these efforts.

Note 2 – Other Receivables

Other receivables were $57,755 and $56,293 as of July 31, 2014 and April 30, 2014, respectively, and consist of sales taxes paid on purchases, net of sales taxes collected on revenues.

Note 3 – Hotel Deployment Partnership Agreement

On May 1, 2014, the Company entered into a Hotel Deployment Partnership Agreement with AACSA Partners LLC (“AACSA”) whereby AACSA is to provide the Company with up to 1,000 hotel customers through three distinct phases. The agreement has an initial term of seven years and renews annually for each subsequent year unless terminated as permitted in the agreement.

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Note 3 – Hotel Deployment Partnership Agreement (Continued)

The three Phases are as follows:

Phase 1 – Includes a commitment by AACSA for contracting of 100 hotels nationwide by December 31, 2014. The Company has paid a $100,000 fee for Phase 1 as of July 31, 2014 and is included in Prepaid Expenses at July 31, 2014.

Phase 2 – Includes a commitment by AACSA for contracting an additional 150 hotels nationwide between January 1, 2015 and June 30, 2015. Fees of $150,000 will be payable in installments of $75,000 due on January 15, 2015 and $75,000 due on April 15, 2015 for the Phase 2 implementation.

Phase 3 – Includes a commitment by AACSA for contracting an additional 750 hotels nationwide between July 1, 2015 and June 30, 2016. Fees of $750,000 will be payable in three equal quarterly installments of $250,000 each starting on July 1, 2015 for the Phase 3 implementation.

The fees paid under the agreement will be expensed pro-rata as each new hotel is contracted. As of July 31, 2014, no hotels have been contracted as Phase 1 is underway.

Note 4 – Inventory

Inventories consist of hardware components used in the provision of interactive media solutions to customers. Inventories are stated at the lower of cost or market (“LCM”). The Company uses the first-in-first-out method of valuing inventory.

Note 5 – Equipment, net

Equipment, net, consisted of the following at July 31, 2014 and April 30, 2014:

	July 31,	April 30,
	2014	2014

Equipment	$55,642	$54,234

Accumulated depreciation	(30,105)	(26,523)

Equipment, net	$25,537	$27,711

Depreciation expense was $2,857 and $3,019 for the three months ended July 31, 2014 and 2013, respectively.

Note 6 – Licenses, net

Licenses consist of a license agreement signed with the holder of the intellectual property relating to the interactive entertainment system and comprising hardware and software technology. That technology is used by the Company to provide multimedia solutions to the hospitality industry. The agreement is effective December 17, 2010, covers a period of five years, and is automatically renewable for successive periods of five years unless wither party decides not to renew.

Under the agreement, the Company has exclusive rights to market and sell its products in North America, South America, Central America, and the Caribbean. The agreement also includes minimum sales volume to be reached and allows both parties to terminate the exclusivity clauses of the agreement if the targets are not achieved.

On October 22, 2012, the Company and the owner of the license rights signed a new license agreement replacing the original agreement place. In the new agreement, the following terms have changed:

-	The contract is for a five year term starting October 1, 2012 with automatic renewable terms of five years and can only be terminated if a party to the agreement is in default of its obligations.
-	Minimum sales targets have been lowered compared to the original agreement.
-	Failure to achieve the minimum sales targets constitute a default that can lead to the termination of the agreement or, at the discretion of the licensor, to the downgrade of the territorial rights from the exclusive to non-exclusive.

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Note 6 – Licenses, net (Continued)

Licenses, net, consisted of the following at July 31, 2014 and April 30, 2014:

	2014	2014

License	$263,000	$263,000

Accumulated amortization	(179,717)	(166,567)

Licenses, net	$83,283	$96,433

Amortization expense was $13,150 and $13,150 for the three months ended July 31, 2014 and 2013, respectively.

Note 7 – Related Parties

On October 25, 2012, PVG, LLC, of which a shareholder of the Company is the managing member, loaned $20,000 to the Company. The loan was due January 25, 2013 bearing interest at 18% per annum. On January 25, 2013, the loan was extended by the lender to June 1, 2013. On December 8, 2013, the loan, including accrued interest of $4,030, was converted into 480,600 shares of the Company’s common stock at a total value of $26,433, resulting in a loss on the conversion of $2,403.

During the three months ended July 31, 2014, the Company received additional advances totaling $371,350 from STV for working capital purposes. STV also issued shares of their common stock at a value of $300,000 for conversion of a $136,335 (CAD 150,000) loan resulting in a loss on conversion of $163,665. The balance due to STV at July 31, 2014 is $1,017,400. The loan is unsecured, non-interest bearing and due on demand.

Note 8 – Loan Payable

On November 12, 2012, the Company and Vector Resources Inc. (“Vector”) had entered into a Letter of Intent to which the parties had agreed to a TSX-Venture Qualifying Transaction process within the meaning of the policies of the TSX Venture Exchange. The Company subsequently decided not to enter into such Qualifying Transaction and on August 30, 2013 entered into a Termination and Forbearance Agreement with Vector terminating the Letter of Intent. As consideration for the Termination and Forbearance Agreement, the Company issued a $136,335 (CAD 150,000) non-interest bearing promissory note payable to Vector, due December 31, 2014.

Note 9 – Stockholders’ Deficit

Common Stock

The Company has authorized an unlimited amount of shares of Common Stock, $0.001 par value.  As of July 31, 2014 and April 30, 2014, respectively, the Company had 39,742,754 and 39,742,754 shares of Common Stock issued and outstanding.

Warrants

The following table summarizes warrant transactions for the three months ended July 31, 2014:

			Weighted
		Weighted	average
		average	remaining	Aggregate
	Number	exercise	contractual	intrinsic
	of warrants	price	term (years)	value

Outstanding at April 30, 2014 and July 31, 2014	1,397,600	$0.23	0.95	$–

Exercisable at April 30, 2014 and July 31, 2014	1,397,600	$0.23	0.95	$–

Weighted Average Grant Date Fair Value		$0.02

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Note 10 – Merger with Select-TV Solutions, Inc.

On July 18, 2014, the Company entered into a Merger Agreement with Select-TV Solutions, Inc. (“STV”), a Nevada corporation. Pursuant to the terms of the Agreement, STV shall issue 1.25 shares for each share of STVU, or 49,678,443, and an additional 6,000,000 shares pursuant to a Convertible Promissory Note, maturing December 31, 2014, for a principal amount of CAD 150,000 issued by STVU, for a total of 55,678,443 shares. As a result of the merger, the Company merged into the operations of STV as of the effective date July 31, 2014.

Note 11 – Subsequent Events

On October 3, 2014, the Company made a payment of $94,980 (CAD 104,500) on the principal balance of the loan with Vector resources, Inc.

The Company has evaluated subsequent events through the date the consolidated financial statements were issued and filed with Securities and Exchange Commission. The Company has determined that there are no other such events that warrant disclosure or recognition in the consolidated financial statements.

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